Deferred revenue and income	12 Months Ended
Dec. 31, 2016
Deferred revenue and income [Abstract]
Deferred revenue and income
12.	Deferred revenue and income

	December 31,	December 31,
(In thousands)	2015	2016
Deferred revenue
Membership subscription revenues	24,502	22,115
Online game revenues (i)	1,120	1,490
Deferred income
Government grants (ii)	4,032	4,195
Reimbursement from the depository (iii)	842	814
Total	30,496	28,614
Less: non-current portion (iv)	(5,383)	(4,082)
Deferred revenue and income, current portion	25,113	24,532

(i)
The estimated lives of the user relationship extended, as result of change in accounting estimate of the lives of online game. Accordingly, the portion recognized as deferred revenue of online game increased.

(ii)
In March and June of 2016, the Group received government grant of USD 2.5 million. This government grant was recognized as deferred income and amortized in 5 years under the property, plant and equipment depreciation policy.

(iii)
In August 2016, the Company received from its depositary bank a reimbursement of USD 0.27 million, net of withholding tax of USD 0.6 million. This reimbursement was recognized as deferred income and amortized over the depositary service period of 5 years.

(iv)
As of December 31, 2016, the non-current portion included membership subscription revenue of USD 820 thousand (2015: USD719 th0usand), government grants of USD2,719 thousand (2015: USD4,032 thousand), and reimbursement from the depositary of USD543 thousand (2015: USD632 thousand).